UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2023

SOTHERLY HOTELS INC.

SOTHERLY HOTELS LP

(Exact name of Registrant as Specified in Its Charter)

Maryland (Sotherly Hotels Inc.) Delaware (Sotherly Hotels LP)	001-32379 (Sotherly Hotels Inc.) 001-36091 (Sotherly Hotels LP)	20-1531029 (Sotherly Hotels Inc.) 20-1965427 (Sotherly Hotels LP)
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

306 South Henry Street, Suite 100 Williamsburg, Virginia		23185
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (757) 229-5648

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Sotherly Hotels Inc. ☐ Sotherly Hotels LP ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Sotherly Hotels Inc. ☐ Sotherly Hotels LP ☐

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	SOHO	The NASDAQ Stock Market LLC
8.0% Series B Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value	SOHOB	The NASDAQ Stock Market LLC
7.875% Series C Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value	SOHOO	The NASDAQ Stock Market LLC
8.25% Series D Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value	SOHON	The NASDAQ Stock Market LLC

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 23, 2023, Sotherly Hotels Inc. (the "Company"), as recommended by the Company’s Nominating, Corporate Governance and Compensation Committee and approved by the Company’s Board of Directors, entered into amendments, each effective as of January 23, 2023, to the respective employment agreements between the Company and each of the following: Andrew M. Sims, Chairman of the Board of Directors (the "Sims Amendment"); David R. Folsom, President and Chief Executive Officer (the "Folsom Amendment"); Scott M. Kucinski, Executive Vice President and Chief Operating Officer (the "Kucinski Amendment"); Anthony E. Domalski, Chief Financial Officer (the "Domalski Amendment"); and Robert E. Kirkland IV, General Counsel (the "Kirkland Amendment").

The Sims Amendment extends the term of the Employment Agreement dated January 1, 2020, between the Company and Andrew M. Sims (the "Sims Agreement"), from December 31, 2024 to December 31, 2027. Thereafter, the term of the Sims Agreement will be automatically extended for an additional year, on each anniversary of the commencement date of the Sims Agreement, unless either party gives 180 days' prior written notice that the term will not be extended. The Sims Amendment provides for a restricted stock grant of 75,000 restricted shares of the Company's common stock, $0.01 par value per share (the "Common Stock"). The shares were issued on January 23, 2023 and will vest in equal amounts of 15,000 shares over a five-year period on March 31 of each year commencing March 31, 2023 and ending March 31, 2027.

The Folsom Amendment extends the term of the Employment Agreement dated January 1, 2020, between the Company and David R. Folsom (the "Folsom Agreement"), from December 31, 2024 to December 31, 2027. Thereafter, the term of the Folsom Agreement will be automatically extended for an additional year, on each anniversary of the commencement date of the Folsom Agreement, unless either party gives 180 days' prior written notice that the term will not be extended. The Folsom Amendment provides for a restricted stock grant of 38,000 restricted shares of Common Stock. The shares were issued on January 23, 2023 and will vest in equal amounts of 7,600 shares over a five-year period on March 31 of each year commencing March 31, 2023 and ending March 31, 2027. The Folsom Amendment also amends the vesting terms for the existing stock grant of 30,000 restricted shares of Common Stock (the "Existing Folsom Restricted Shares") to provide that the full amount of the Existing Folsom Restricted Shares shall immediatly vest and be delivered to Mr. Folsom as of the earliest of any of the following occurrences: (1) Mr. Folsom’s death, (2) Mr. Folsom’s disability, (3) Mr. Folsom’s termination without cause, (4) Mr. Folsom’s resignation for good reason, or (5) December 31, 2024. The Folsom Amendment removes a provision from the Folsom Agreement pursuant to which the execution of a new or successor employment agreement between Mr. Folsom and the Company on or before December 31, 2024 would cause the Existing Folsom Restricted Shares to vest and be delivered in five equal amounts of 6,000 shares each over a five-year period beginning on the date of the execution of the new or successor agreement.

The Kucinski Amendment extends the term of the Employment Agreement dated January 1, 2020, between the Company and Scott M. Kucinski (the "Kucinski Agreement"), from December 31, 2024 to December 31, 2027. Thereafter, the term of the Kucinski Agreement will be automatically extended for an additional year, on the anniversary of the commencement date of the Kucinski Agreement, unless either party gives 180 days' prior written notice that the term will not be extended. The Kucinski Amendment provides for a restricted stock grant of 28,000 restricted shares of Common Stock. The shares were issued on January 23, 2023 and will vest in equal amounts of 5,600 shares over a five-year period on March 31 of each year commencing March 31, 2023 and ending March 31, 2027.

The Domalski Amendment extends the term of the Employment Agreement dated January 1, 2018, between the Company and Anthony E. Domalski (the "Domalski Agreement"), from December 31, 2022 to December to December 31, 2027. Thereafter, the term of the Domalski Agreement will be automatically extended for an additional year, on the anniversary of the commencement date of the Domalski Agreement, unless either party gives 180 days' prior written notice that the term will not be extended. The Domalski Amendment provides for a restricted stock grant of 34,000 restricted shares of Common Stock. The shares were issued on January 23, 2023 and will vest in equal amounts of 6,800 shares over a five-year period on March 31 of each year commencing March 31, 2023 and ending March 31, 2027.

The Kirkland Amendment extends the term of the Employment Agreement dated January 1, 2020, between the Company and Robert E. Kirkland IV (as previously amended, the "Kirkland Agreement"), from December 31, 2024 to December 31, 2027. Thereafter, the term of the Kirkland Agreement will be automatically extended for an additional year, on the anniversary of the commencement date of the Kirkland Agreement, unless either party gives 180 days' prior written notice that the term will not be extended. The Kirkland Amendment provides for a restricted stock grant of 17,500 restricted shares of Common Stock. The shares were issued on January 23, 2023 and will vest in equal amounts of 3,500 shares over a five-year period on March 31 of each year commencing March 31, 2023 and ending March 31, 2027. Mr. Kirkland is the son-in-law of the Chairman of the Board of Directors, Andrew M. Sims.

Copies of the Sims Amendment, Folsom Amendment, Kucinski Amendment, Domalski Amendment, and the Kirkland Amendment are attached hereto as Exhibits 10.1, 10.2, 10.3, 10.4, and 10.5, respectively, and each is incorporated herein by reference as though it were fully set forth herein. The foregoing summary descriptions of the employment agreements are not intended to be complete and are qualified in their entirety by the complete text of each agreement.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	First Amendment to Employment Agreement between Sotherly Hotels Inc. and Andrew M. Sims, dated January 23, 2023.
10.2	First Amendment to Employment Agreement between Sotherly Hotels Inc. and David R. Folsom, dated January 23, 2023.
10.3	First Amendment to Employment Agreement between Sotherly Hotels Inc. and Scott M. Kucinski, dated January 23, 2023.
10.4	First Amendment to Employment Agreement between Sotherly Hotels Inc. and Anthony E. Domalski, dated January 23, 2023.
10.5	Second Amendment to Employment Agreement between Sotherly Hotels Inc. and Robert E. Kirkland IV, dated January 23, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES6

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: January 24, 2023	SOTHERLY HOTELS INC.

	By:	/s/ Anthony E. Domalski
Anthony E. Domalski
Chief Financial Officer
SOTHERLY HOTELS LP

by its General Partner,
SOTHERLY HOTELS INC.

	By:	/s/ Anthony E. Domalski
Anthony E. Domalski
Chief Financial Officer